UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2011 (November 29, 2011)

ATLAS THERAPEUTICS CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-53298	20-8758875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4640 Admiralty Way, Suite 500 Marina Del Rey, CA 90292
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (310) 496-5727

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

       On November 29, 2011, Atlas Therapeutics Corporation (the “Company”) completed a private placement (the “Private Placement”) of $400,000 aggregate principal amount of unsecured convertible promissory notes of the Company (the “Notes”) to certain purchasers, including a member of the Company’s board of directors (the “Purchasers”).  The Notes mature (the “Maturity Date”) on the earlier of (i) May 29, 2012 and (ii) the consummation by the Company of a debt or equity financing in excess of $500,000 (the “Qualified Financing”) unless earlier converted and bear interest at a rate of 18% per annum.  Interest on the Notes is due on the Maturity Date unless earlier converted. The Notes are convertible into shares of the Company’s common stock at a conversion price equal to the lower of: (i) $0.20 or (ii) the conversion rate or offering price, as applicable, for the securities sold in the Qualified Financing. The conversion price is subject to adjustment for stock splits, stock dividends and combinations. The Notes include standard events of default including non-payment of the principal or accrued interest due on the Notes. Upon an event of default, all obligations under the Note will become due and payable. As additional consideration for the Notes, the Company issued an aggregate of 400,000 shares of its common stock to the Purchasers.

       The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes, which is attached as an exhibit to this Current Report on Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

       The information contained in Item 1.01 above is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

       The information contained in Item 1.01 above is incorporated herein by reference.  The Notes were offered and sold to accredited investors pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The Company used substantially all of the proceeds of the Private Placement to make an installment payment due to Peak Wellness, Inc. pursuant to the Intellectual Property Purchase Agreement, dated February 25, 2011.

Item 9.01         Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description

10.1	Form of Unsecured Convertible Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2011

ATLAS THERAPEUTICS CORPORATION

By:	/s/ J.B. Bernstein
Name: J.B. Bernstein
Title: Chief Executive Officer